Exhibit 99.B(g)(3)

FIRST AMENDMENT TO THE AMENDED AND RESTATED MULTI-TRUST CUSTODY AGREEMENT

THIS FIRST AMENDMENT dated as of the 10th day of September, 2013, to the Amended and Restated Multi-Trust Custody Agreement, dated as of June 14, 2013 (the “Agreement”), is entered into by and between each of  SEI INSTITUTIONAL MANAGED TRUST, a Massachusetts business trust (“SIMT”), SEI INSTITUTIONAL INVESTMENTS TRUST, a Massachusetts business trust (“SIIT”), SEI DAILY INCOME TRUST, a Massachusetts business trust (“SDIT”), SEI ASSET ALLOCATION TRUST, a Massachusetts business trust (“SAAT”), SEI LIQUID ASSET TRUST, a Massachusetts business trust (“SLAT”), SEI TAX EXEMPT TRUST, a Massachusetts business trust (“STET”), and NEW COVENANT FUNDS, a Delaware statutory trust (“NCF”) (each a “Trust” and, collectively, the “Trusts”), severally and not jointly, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to add SEI Insurance Products Trust to the Agreement; and

WHEREAS, Article 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

(signatures on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST
SEI LIQUID ASSET TRUST		U.S. BANK NATIONAL ASSOCIATION
SEI TAX EXEMPT TRUST
NEW COVENANT FUNDS
SEI INSURANCE PRODUCTS TRUST		By:	/s/ Michael R. McVoy

By:	/s/ Stephen G. MacRae,	Name: Michael R. McVoy
on behalf of each of the above listed Trusts, severally and not jointly		Title: Senior Vice President

Name:	Stephen G. MacRae

Title:	Vice President

AMENDED EXHIBIT A

to the Multi-Trust Custody Agreement

Fund Names

Separate Series of the TRUSTS

SEI INSTITUTIONAL MANAGED TRUST

Large Cap Fund

Large Cap Value Fund

Large Cap Growth Fund

Tax-Managed Large Cap Fund

S&P 500 Index Fund

Small Cap Fund

Small Cap Value Fund

Small Cap Growth Fund

Tax-Managed Small/Mid Cap Fund

Mid-Cap Fund

U.S. Managed Volatility Fund

Tax-Managed Managed Volatility Fund

Real Estate Fund

Enhanced  Income Fund

Core Fixed Income Fund

U.S. Fixed Income Fund

High Yield Bond Fund

Real Return Fund

Multi-Strategy Alternative Fund

Prime Obligation Fund

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Extended Market Index Fund

Strategic U.S. Large Cap Equity Fund

Small Cap Fund

Small Cap II Fund

Small/Mid Cap Equity Fund

U.S. Managed Volatility Fund

Opportunistic Income Fund (f/k/a Enhanced LIBOR Opportunities Fund)

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Long Duration Corporate Bond Fund

Ultra Short Duration Bond Fund

SEI DAILY INCOME TRUST

Money Market Fund

Prime Obligation Fund

Government Fund

Government II Fund

Treasury Fund

Treasury II Fund

Ultra Short Duration Bond Fund

Short-Duration Government Fund

Intermediate-Duration Government Fund

GNMA Fund

SEI ASSET ALLOCATION TRUST

Defensive Strategy Fund

Defensive Strategy Allocation Fund

Conservative Strategy Fund

Conservative Strategy Allocation Fund

Moderate Strategy Fund

Moderate Strategy Allocation Fund

Aggressive Strategy Fund

Tax-Managed Aggressive Strategy Fund

Core Market Strategy Fund

Core Market Strategy Allocation Fund

Market Growth Strategy Fund

Market Growth Strategy Allocation Fund

SEI LIQUID ASSET TRUST

Prime Obligation Fund

SEI TAX EXEMPT TRUST

Tax Free Fund

Institutional Tax Free Fund

Intermediate-Term Municipal Fund

Short Duration Municipal Fund

California Municipal Bond Fund

Massachusetts Municipal Bond Fund

New Jersey Municipal Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Tax-Advantaged Income Fund

NEW COVENANT FUNDS

New Covenant Income Fund

New Covenant Balanced Income Fund

New Covenant Balanced Growth Fund

SEI INSURANCE PRODUCTS TRUST

VP Defensive Strategy Fund

VP Conservative Strategy Fund

VP Moderate Strategy Fund

VP Market Plus Strategy Fund

VP Balanced Strategy Fund

VP Market Growth Strategy Fund

SEI INSURANCE PRODUCTS TRUST

Shareholder Communications Act Authorization

The Shareholder Communications Act of 1985 requires banks and trust companies to make an effort to permit direct communication between a company which issues securities and the shareholder who votes those securities.

Unless you specifically require us to NOT release your name and address to requesting companies, we are required by law to disclose your name and address.

Your “yes” or “no” to disclosure will apply to all securities U.S. Bank, N.A. holds for you now and in the future, unless you change your mind and notify us in writing.

☐ YES	U.S. Bank, N.A. is authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.

☒ NO	U.S. Bank, N.A. is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.

SEI INSURANCE PRODUCTS TRUST

By:	/s/ Stephen G. MacRae
Stephen G. MacRae

Title: Vice President

Date: September 10, 2013